Exhibit 99.2

WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT
(TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT)

THIS WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is dated as of April 5, 2004 and is made by and among KEY ENERGY SERVICES, INC., a Maryland corporation (the “Borrower”), each of the GUARANTORS (as defined in the Credit Agreement), the LENDERS (as defined in the Credit Agreement), PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), PNC CAPITAL MARKETS, INC., and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor-by-merger to Wells Fargo Bank Texas, National Association), as the Co-Lead Arrangers, and CREDIT LYONNAIS NEW YORK BRANCH, as the Syndication Agent (the “Syndication Agent”), BANK ONE, NA and COMERICA BANK, as the Co-Documentation Agents (the “Co-Documentation Agents”).

GENERAL RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent and the other parties hereto are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of June 7, 1997, as amended and restated through November 10, 2003 (as previously and hereafter amended, restated, supplemented or modified, the “Credit Agreement”);

WHEREAS, the Lenders and Borrower desire to waive certain requirements of the Credit Agreement and to amend the Credit Agreement as provided herein; and

WHEREAS, capitalized terms used herein shall have the meanings given to them in the Credit Agreement as amended by this Amendment and all references to Sections in this Amendment which do not refer to a specific document shall be deemed to refer to the Credit Agreement.

AGREEMENT

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.             Waivers.

(a)           Recitals.

1.             As disclosed in recent press releases of the Borrower, the Borrower will write down or write off certain assets, and may record certain charges and may make additional adjustments to the consolidated financial statements of the Borrower and its consolidated subsidiaries and the amount of those write downs and write offs and of those charges and adjustments has not yet been determined.  These write downs, write offs, charges and adjustments will result in the restatement of the consolidated financial statements of the Borrower and its consolidated Subsidiaries for 2003 and prior periods (the “Restatements”).

2.             Section 7.3 of the Credit Agreement provides in part that:

(i)            the Loan Parties shall deliver audited financial statements of the Borrower and its consolidated Subsidiaries to the Lenders within ninety-five (95) days after the end of each fiscal year of the Borrower, as more fully provided in Section 7.3.2 of the Credit Agreement (the “Annual Financial Statements”);

(ii)           the Loan Parties shall deliver unaudited quarterly financial statements of the Borrower and its consolidated Subsidiaries to the Lenders within fifty (50) calendar days after the end of each of the first three fiscal quarters in each fiscal year, as more fully provided in Section 7.3.1 of the Credit Agreement (the “Quarterly Financial Statements”); and

(iii)          the Loan Parties shall deliver a Compliance Certificate as of the end of each fiscal quarter concurrently with their delivery of their financial statements under Sections 7.3.1 and 7.3.2 as more fully provided in Section 7.3.3 of the Credit Agreement (the “Compliance Certificate”).

3.             As a result of the Restatements, the Loan Parties cannot finalize and deliver their Annual Financial Statements for their fiscal year ending December 31, 2003 (the “2003 Annual Statements”) by the due date therefor under Section 7.3.2 of the Credit Agreement and expect that they will not be able to finalize and deliver their Quarterly Financial Statements for their fiscal quarters ending March 31, 2004 (the “March 31, 2004 Quarterly Statements”) or June 30, 2004 (the “June 30, 2004 Quarterly Statements”) by the due dates therefor under Section 7.3.1 of the Credit Agreement.

4.             The events giving rise to the Restatements reflect that the Borrower and its Subsidiaries have failed to maintain books of record and account which enable them to issue financial statements in accordance with GAAP and as otherwise required by applicable Laws and in which full, true and correct entries are to be made and such failure might be deemed a violation of the representations contained in Section 5.1.9 of the Credit Agreement and the covenants contained in Section 7.1.7 of the Credit Agreement.  In addition, the Historical Statements, the financial statements delivered by the Borrower to date pursuant to the Credit Agreement and the Draft Statements (as hereinafter defined) are (or, in the case of the Draft Statements, are or will be) inaccurate (and the representations in Section 5.1.9 of the Credit Agreement are inaccurate), to the extent of the write downs, write offs, charges and adjustments required as a result of the Restatements.

5.             As a result of the Restatements, the Borrower will not be able to file its Annual Report on Form 10-K for 2003 (the “2003 Form 10-K”) in a timely manner.  That failure might be deemed a violation of Law as contemplated by Sections 5.1.19 and 7.1.9 of the Credit Agreement.

6.             Failure to complete the 2003 Form 10-K and to deliver copies of the same to the trustees under the 6 3/8% Notes Indenture, the 8 3/8% Notes Indenture and the 5% Notes Indenture and the holders of the notes issued thereunder by March 30, 2004, constituted an event which, with the giving of notice and the passage of 60 days after the giving of such notice as provided in such Indentures, will constitute an Event of Default under such Indentures which will then permit the acceleration of the indebtedness outstanding thereunder.  Section 8.1.5 of the Credit Agreement provides that the occurrence of a default or event of default under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor in excess of $20,000,000 in the aggregate, will constitute an Event of Default under the Credit Agreement if such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any Indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration of any Indebtedness.

(b)           Waivers and Agreement.

Subject to the agreements and conditions set forth in Section 1(c) [Agreements] and Section 2 [Amendments] of this Amendment, and the other terms of this Amendment, the Lenders hereby waive (i) the requirement that the Loan Parties deliver, on the due dates therefor under Section 7 of the Credit Agreement, the 2003 Annual Statements, the March 31, 2004 Quarterly Statements, the June 30, 2004 Quarterly Statements, and the Compliance Certificates which are due concurrently with the delivery of such statements, (ii) the provisions of Sections 5.1.19 and 7.1.9 of the Credit Agreement to the extent the failure to file the 2003 Form 10-K in a timely manner constitutes a violation of the representations, warranties and covenants contained in Sections 5.1.19 and 7.1.9 of the Credit Agreement and (iii) the provisions of Section 5.1.9 and Section 7.1.7 of the Credit Agreement to the extent the Restatements cause the financial statements of the Borrower and its consolidated Subsidiaries not to meet the requirements of Section 5.1.9 of the Credit Agreement or reflect that the Borrower failed to maintain adequate books and records as required by Section 7.1.7 of the Credit Agreement and hereby waive any Potential Default or Event of Default which might otherwise be occasioned by any of the foregoing; provided however, that the Lenders do not waive any Potential Default or Event of Default resulting from the breach of any financial covenants contained in Sections 7.2.16, 7.2.17 or 7.2.18 of the Credit Agreement occasioned by any of the foregoing. In addition, the Lenders hereby acknowledge and agree that the events described in Section 1(a)6 of this Amendment will not constitute an Event of Default under the Credit Agreement unless and until the related notice as required by the Indenture has been given by the holders of the notes issued under the applicable Indentures and the related cure period in the Indentures has expired.  To the extent any waiver contained herein relates to any representation or warranty contained in the Credit Agreement, any renewal of the representations and warranties required by the Credit Agreement shall mean that such representations and warranties are true and correct except to the extent such representations and warranties have been waived or modified hereby.

(c)           Agreements.

In consideration of the waivers in Section 1(b) of this Amendment, the Loan Parties hereby agree as follows:

(1)           Draft Annual Statements for 2003.  The Loan Parties shall deliver to the Administrative Agent and to the Lenders draft, internal, unaudited financial statements for the fiscal year ended December 31, 2003 (the “Draft Annual Statements for 2003”) on or before the later of the effective date hereof or April 5, 2004.  The Draft Annual Statements for 2003 shall consist of a consolidated and consolidating balance sheet as of the end of such fiscal year, and related consolidated and consolidating statements of income and cash flows and consolidated stockholders’ equity for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and certified by the Borrower to reflect the Borrower’s financial condition and results of operations in all material respects as of and for the period ended December 31, 2003, subject to any write downs, write offs, charges and adjustments required as a result of the Restatements;

(2)           Draft Quarterly Statements for First Two Quarters of 2004.  The Loan Parties shall deliver to the Administrative Agent and to the Lenders draft, internal, unaudited financial statements for the fiscal quarters ended March 31, 2004 (the “Draft March 31, 2004 Statements”) on or before May 20, 2004, and for the fiscal quarter ended June 30, 2004 (the “Draft June 30, 2004 Statements”) on or before August 19, 2004.  The Draft March 31, 2004 Statements and the Draft June 30, 2004 Statements shall consist of a consolidated and consolidating balance sheet as of the end of such fiscal quarter and related consolidated and consolidating statements of income, and cash flows for the fiscal quarter then ended and the fiscal year through that date and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year, all in reasonable detail and certified by the Borrower to reflect the Company’s financial condition and results of operations for the related period, subject to any write downs, write offs, charges and adjustments required as a result of the Restatements and to any normal year-end audit adjustments;

(3)           Compliance Certificates Based on Draft Statements.  Concurrently with their delivery of each of their Draft Annual Statements for 2003, Draft March 31, 2004 Statements and Draft June 30, 2004 Statements (collectively, the “Draft Statements”), the Loan Parties shall deliver to the Administrative Agent and to the Lenders a Compliance Certificate in the form required by Section 7.3.3 [Compliance Certificate], but is based on the results contained in the applicable Draft Statements and is subject to the qualifications in the last clause of each of Sections 1(c)(1) and 1(c)(2) (each beginning “, subject to . . .”).  Compliance by the Loan Parties with their covenants, including their financial covenants, under the Credit Agreement shall be measured based on the Draft Statements and the Compliance Certificates delivered with such Draft Statements (as if such Draft Statements and Compliance Certificates were finalized versions), until the finalized financial statements and related Compliance Certificates have been delivered pursuant to Section 1(c)(4) of this Amendment, at which time such compliance shall be measured by such finalized financial statements and Compliance Certificates;

(4)           Finalized Financial Statements and Compliance Certificates Due by September 30, 2004.  On or before September 30, 2004, the Loan Parties shall deliver to the Administrative Agent and to the Lenders the following:

(i)            their 2003 Annual Statements, March 31, 2004 Quarterly Statements and June 30, 2004 Quarterly Statements, all of which shall be finalized and comply in all respects (other than the requirement for timely delivery) with the requirements of Sections 7.3.2 and 7.3.1, as applicable, of the Credit Agreement (including, in the case of the 2003 Annual Statements, the delivery of the report of independent certified public accountants for the Loan Parties as more fully described in Section 7.3.2 of the Credit Agreement);

(ii)           concurrently with the delivery of each of their 2003 Annual Statements, March 31, 2004 Quarterly Statements and June 30, 2004 Quarterly Statements, the Loan Parties shall deliver a Compliance Certificate based on the results contained in the statements that are then being delivered.

(5)           Pricing. Until the Compliance Date (as defined below), notwithstanding the provisions contained in Schedule 1.1(A) (Pricing Grid) of the Credit Agreement (which permits the Applicable Margin and Applicable Commitment Fee Rate to increase or decrease at such times and based on the criteria set forth in such Schedule 1.1(A)), the Applicable Margin and Applicable Commitment Fee Rate shall not be permitted to be reduced below Level III (so that the Applicable Commitment Fee Rate may not under any circumstance be reduced below .375%, the Applicable Margin under the Base Rate Option shall not be reduced below .25% and the Applicable Margin under the Euro-Rate Option shall not be reduced below 1.75%).  Until the Compliance Date, the Applicable Margin and Applicable Commitment Fee Rate may be increased according to the terms of Schedule 1.1(A) of the Credit Agreement based on the deliveries of each of the Draft Statements and accompanying Compliance Certificates delivered hereunder.  Any pricing increase resulting from the delivery of the Draft Statements shall be effective on the due date for delivery of each such Draft Statement and accompanying Compliance Certificates under this Amendment. Any adjustment to the Applicable Margin and Applicable Commitment Fee Rate resulting from the delivery of the 2003 Annual Statements, March 31, 2004 Quarterly Statements or June 30, 2004 Quarterly Statements shall be effective on the Compliance Date.  After the Compliance Date, the Applicable Margin and Applicable Commitment Fee Rate shall again be determined solely by the provisions contained in Schedule 1.1(A) (Pricing Grid) of the Credit Agreement.

(6)           Limitation on Certain Transactions.  Prior to the Compliance Date, the Loan Parties shall not be permitted to do or engage in any of the following:

(i)            Permitted Acquisitions.  Except those set out on Exhibit A attached hereto, engage in any Permitted Acquisitions provided in Section 7.2.7 [Liquidations, Mergers, Consolidations, Acquisitions] of the Credit Agreement.

(ii)           Dividends.  Make or pay any dividends described in, or pursuant to, clause (iii) of Section 7.2.5 [Dividends, Distributions and Stock Repurchases].

(iii)          Stock Purchases.   Engage in any [Stock Purchases] described in, or pursuant to, clause (iv) of Section 7.2.5.

(iv)          Repayments of Other Indebtedness.  Make any optional payment or optional prepayment on, or optional redemption or purchase of, any of its Permitted Subordinated Indebtedness or its 8 3/8% Notes, 6 3/8% Notes or Permitted Unsecured Indebtedness. The Loan Parties may repay the remaining unpaid principal amount of its 5% Notes on the maturity date thereof provided that on the date of such repayment and after giving effect to such repayment, the positive difference between the Commitments and the Facility Usage exceeds $50,000,000.

(7)           Violation of Agreements in this Section 1(c).  Any breach of any agreement in clauses (1), 2 or (3) of this Section 1(c) shall constitute an Event of Default if not cured within 10 days following the occurrence thereof.  Any breach of any agreement in clauses (4) or (6) of this Section 1(c) shall be deemed a violation of a negative covenant subject to Section 8.1.3 [Breach of Negative Covenants or Visitation Rights] of the Credit Agreement (and as such shall result in an Event of Default upon the occurrence thereof.

(8)           Compliance Date.  Upon the date that the Loan Parties comply with the provisions of clauses (1) through (4) of this Section 1(c), the matters set forth in Section 1(b) of this Amendment shall be permanently waived and the amendments contemplated by Section 2 of this Amendment shall terminate and be of no further force and effect.  The date upon which the Loan Parties comply with such provisions is referred to as the “Compliance Date.”

2.             Amendments.

(a)           Definitions.

New definitions are hereby added to Section 1.1 of the Credit Agreement to read as follows and to be inserted in alphabetical order therein:

First Amendment shall mean the Waiver and First Amendment to Credit Agreement waiving provisions under and amending terms in this Agreement.

Restatement Adjustments shall mean the write downs, write offs, charges and adjustments described in Section 1(a)1 of the First Amendment.

Restatements shall have the meaning assigned to such term in the recitals to the First Amendment.

(b)           Event of Default—Restatement Adjustments (New Section 8.1.4A).

A new Section 8.1.4A is hereby added to Section 8.1 [Events of Default] and shall follow immediately after Section 8.1.4 and before Section 8.1.5 and shall read as follow:

“8.1.4A   Restatement Adjustments.

The Borrower determines that the Restatement Adjustments will exceed $100,000,000.

3.             Representations.

The Borrower represents and warrants to the Administrative Agent and the Lenders that, by its execution and delivery hereof to the Administrative Agent, as of the Effective Date (defined below), after giving effect to this Amendment, no Potential Default or Event of Default has occurred and is continuing, and the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Credit Agreement or any Loan Documents, including without limitation the representation that the transactions contemplated herein will not violate any Requirement of Law or Contractual Obligation of any Loan Party, are true and correct in all material respects on and as of the Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier dat in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

4.             Conditions to Effectiveness of this Amendment.

This Amendment shall become effective on the date on which all of the following conditions have occurred:

(a)           Execution and Delivery.  The Administrative Agent (or its counsel) shall have received a copy of this Amendment duly executed and delivered by duly authorized officers of the Borrower and each of the Guarantors, the Required Lenders and the Administrative Agent;

(b)           Representations and Warranties.  The representations and warranties in Section 3 of this Amendment shall be true and correct and, after giving effect to this Amendment, no Potential Default or Event of Default shall exist and be continuing.

(c)           Fee.  The Borrower shall have paid to the Administrative Agent for the account of each Lender which delivers to the Administrative Agent (or the Administrative Agent’s counsel as instructed by the Administrative Agent) such Lender’s signed signature page to this Amendment on or before the close of business on Tuesday, April 6, 2004 a fee in the amount of .25% times such Lender’s Commitment.

5.             Miscellaneous.

(a)           Continuing Effect of the Credit Agreement.  This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Agents or the Lenders except as expressly stated herein.  Except as expressly consented to hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

(b)           Fees and Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent on demand for all their respective reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

(c)           Counterparts.  This Amendment may be executed in any number of counterparts (including by facsimile) by the parties hereto, each of which counterparts (whether by facsimile or otherwise) when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

(d)           GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA.

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IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

KEY ENERGY SERVICES, INC.

By:	/s/ Jack D. Loftis, Jr.
Name:	Jack D. Loftis, Jr.
Title:	Senior Vice President and General Counsel

[SIGNATURE PAGE 2 OF 16  TO

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PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ Louis K. McLinden
Name:	Louis K. McLinden
Title:	Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, successor-by-merger to Wells Fargo Bank Texas, National Association, , individually and as Co-Lead Arranger

By:	/s/ Eric R. Hollingsworth
Name:	Eric R. Hollingsworth
Title:	Vice President

[SIGNATURE PAGE 4 OF 16  TO

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CREDIT LYONNAIS NEW YORK BRANCH, individually and as Syndication Agent

By:
Name:
Title:

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BANK ONE, NA, individually and as Co- Documentation Agent

By:	/s/ Jane Bek Keil
Name:	Jane Bek Keil
Title:	Director

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COMERICA BANK, individually and as Co- Documentation Agent

By:	/s/ Kenyatta Gibbs
Name:	Kenyatta Gibbs
Title:	Vice President – Texas Division

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BNP PARIBAS

By:	/s/ Barton D. Schouest
Name:	Barton D. Schouest
Title:	Managing Director

By:	/s/ J. Onischuk
Name:	J. Onischuk
Title:	Director

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GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Joseph Badini
Name:	Joseph Badini
Title:	Duly Authorized Signatory

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HIBERNIA NATIONAL BANK

By:	/s/ Stephen Birnbaum
Name:	Stephen Birnbaum
Title:	Vice President

[SIGNATURE PAGE 10 OF 16 TO

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NATEXIS BANQUES POPULAIRES

By:	/s/ Phillippe Robin
Name:	Phillippe Robin
Title:	Senior Vice President

By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Group Manager

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INTENTIONALLY OMITTED

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SOUTHWEST BANK OF TEXAS, N.A.

By:	/s/ Edward K. Bowdon
Name:	Edward K. Bowdon
Title:	Vice President

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GUARANTORS:

BROOKS WELL SERVICING, INC.
DAWSON PRODUCTION ACQUISITION CORP.*
DAWSON PRODUCTION MANAGEMENT, INC.
DAWSON PRODUCTION TAYLOR, INC.*
KALKASKA OILFIELD SERVICES, INC.
KEY ENERGY DRILLING, INC.
KEY ENERGY SERVICES-CALIFORNIA, INC.
KEY ENERGY SERVICES-SOUTH TEXAS, INC.
KEY FOUR CORNERS, INC.
KEY ROCKY MOUNTAIN, INC.
MISR KEY ENERGY SERVICES, LLC
Q SERVICES, INC.
Q.V. SERVICES, INC.
UNITRAK SERVICES HOLDING, INC.
WATSON OILFIELD SERVICE & SUPPLY, INC.
WELL-CO OIL SERVICE, INC.
WELLTECH EASTERN, INC.
WELLTECH MID-CONTINENT, INC.
YALE E. KEY, INC.

By:	/s/ Jack D. Loftis, Jr.
Name:	Jack D. Loftis, Jr.
Title:	Vice President and Secretary of each corporation listed above unless otherwise noted below

*Jack D. Loftis, Jr. is the Vice President and Assistant Secretary of this corporation.

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BROOKS WELL SERVICING BENEFICIAL, LP
by the sole general partner, Brooks Well Servicing, Inc.
DAWSON PRODUCTION PARTNERS, L.P.
by the sole general partner, Dawson Production Management, Inc.
KEY ENERGY DRILLING BENEFICIAL, LP
by the sole general partner, Key Energy Drilling, Inc.
Q.V. SERVICES BENEFICIAL, L.P.
by the sole general partner, Q.V. Services, Inc.
UNITRAK SERVICES, L.P.
by the sole general partner, Unitrak Services Holding, Inc.
WELLTECH MID-CONTINENT BENEFICIAL, LP
by the sole general partner, WellTech Mid- Continent, Inc.
YALE E. KEY BENEFICIAL, LP
by the sole general partner, Yale E. Key, Inc.

By:	/s/ Jack D. Loftis, Jr.
Name:	Jack D. Loftis, Jr.
Title:	Vice President and Secretary of each corporate general partner listed above

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KEY ENERGY PRESSURE PUMPING SERVICES, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
Q PRODUCTION SERVICES, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
QUALITY OIL FIELD SERVICES, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
KEY ENERGY FISHING & RENTAL SERVICES, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
Q.V. SERVICES OF TEXAS, L.P.
by the sole general partner, Q Oil & Gas Services, LLC

By:	/s/ Jack D. Loftis, Jr.	(SEAL)
Name:	Jack D. Loftis, Jr.
Title:	Vice President and Secretary of
Q Services, Inc., the sole member of each
sole general partner listed above

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BROOKS WELL SERVICING, LLC
KEY ENERGY DRILLING, LLC
Q ENERGY SERVICES, L.L.C.
Q OIL & GAS SERVICES, LLC
Q.V. SERVICES, LLC
UNITRAK SERVICES, LLC
YALE E. KEY, LLC
WELLTECH MID-CONTINENT, LLC
KEY ENERGY SHARED SERVICES, LLC

By:	/s/ Jack D. Loftis, Jr.
Name:	Jack D. Loftis, Jr.
Title:	Manager of each limited liability company listed above

EXHIBIT A

•      Taylor Invesco Salt Water Disposal Well — Documents already signed.  Company obligated to close. *(Approx $225,000)

•      River Trucks, Inc. — Acquisition of 8-10 trucks from current employee in Iraan, Texas.  Acquisition is ready to close.  Sellers’ attorney calling wanting to close.  *($350,000)

•      Denton Creek Real Property and Salt Water Disposal Well — Terms of deal agreed upon and documents in final stages, tight market for disposal wells in North Texas.  *($1,100,000 and additional $500,000 if RRC amends letters)

•      Evergreen Resources — Acquisition of two work-over rigs with first call agreement for such rigs and any additional rigs that the Company brings into Colorado.  Draft of Bill of Sale and First Call Agreement sent on 3/23/04.  *($900,000)

* The purchase price represents the negotiated terms of the acquisition.  The price does not reflect any professional fees, taxes, title insurance and closing costs, which may be incurred.